SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
October 21, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East
Suite 8050
Atlanta, GA 30346	770-901-9020
(Address of Principal Executive Offices)	(Registrant’s Telephone Number Including area code)
(Zip Code)

ITEM 5.    OTHER EVENTS

On October 21, 2002, Jameson Inns, Inc. issued a press release announcing third quarter earnings release and conference call. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1    Press Release Announcing Third Quarter Earnings Release and Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of October 21, 2002	By:	/S/ CRAIG R. KITCHIN
Craig R. Kitchin Its: President & Chief Financial Officer